UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 18, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Promethean, Inc. Reseller Agreement

On April 18, 2006 we entered into a Reseller Agreement (the “Agreement”) with Promethean, Inc. The Reseller Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

The Agreement sets forth the terms and conditions under which we are authorized to market and resell Promethean products. Promethean products include classroom tools and solutions designed to foster an interactive learning environment. The terms and conditions include the manner and methods by which, and the territories in which, we may conduct such marketing and selling activities. Unless terminated earlier pursuant to the terms of the Agreement, the Agreement will expire on December 31, 2006. The Agreement contains other provisions customary for agreements of this nature, including a provision whereby Promethean expressly retains all right and title in the intellectual property associated with the products to be sold pursuant to the Agreement.

(b) IDS Branded Reseller Agreement

On April 18, 2006, we entered into an IDS Branded Reseller Agreement (the “Agreement”) with Information Delivery Systems, LLC (“IDS”). IDS produces and sells, among other things, a product known as the ACS Information Delivery System (“ACS”). Under the terms of the Agreement, we purchase IDS products from IDS and market, promote and sell those products, including ACS, as an integrated part of our CSI Accounting+Plus application delivery (the “Integrated Solution”) and using our logo and branding. ACS permits our customers to access our software offerings over the Internet from any location. The term of the Agreement is thirty six (36) months and will automatically renew in one-year increments upon expiration, unless earlier terminated in accordance with the Agreement. Under the Agreement, IDS will provide us technical support as needed with respect to ACS.

We may use IDS trademarks and trade names in the marketing of ACS with our products. While the Integrated Solution will bear our logo and branding, the IDS name or ACS brand may appear when certain components are updated. Pursuant to the Agreement, IDS retains all right, title and interest in its trademarks and trade names, and we must discontinue use of any such intellectual property in the event the Agreement is terminated. The Agreement contains other customary provisions for agreements of this nature, including a confidentiality provision.

The Agreement also permits us to sell licenses to IDS products on a non-integrated basis in accordance with a separate license agreement.

The Agreement is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Reseller Agreement by and between the Company and Promethean, Inc. dated April 18, 2006.

10.2	IDS Branded Reseller Agreement by and between the Company and Information Delivery Systems, LLC dated April 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Nancy K. Hedrick Chief Executive Officer

Dated: April 24, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Reseller Agreement by and between the Company and Promethean, Inc. dated April 18, 2006.

10.2	IDS Branded Reseller Agreement by and between the Company and Information Delivery Systems, LLC dated April 18, 2006.